Exhibit 10.1

TUMBLEWEED COMMUNICATIONS CORP.

1999 OMNIBUS STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

This RESTRICTED STOCK AGREEMENT (this “Agreement”), dated as of the __ day of ______________, 200_ (the “Date of Grant”), is entered into by and between Tumbleweed Communications Corp., a Delaware corporation (the “Company”), and [Insert Name], an employee of the Company (the “Grantee” and, together with the Company, the “Parties”). Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings set forth in the Tumbleweed Communications Corp. 1999 Omnibus Stock Incentive Plan, as amended (the “Plan”).

RECITALS

WHEREAS, in lieu of Grantee’s quarterly cash bonus, the Board has determined that it is in the best interests of Company and its stockholders to award the Grantee _______ shares of the Company’s Common Stock, pursuant to, and subject to the terms and provisions of the Plan and this Agreement;

NOW, THEREFORE, in consideration of the Grantee’s services to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Grant of Restricted Stock.

a. Grant of Restricted Stock. The Company hereby grants to the Grantee [            ] shares of Restricted Stock (the “Restricted Stock”) on the terms and conditions set forth in this Award Agreement and as otherwise provided in the Plan.

2. Restrictions and Restricted Period.

a. Restrictions on Transfer of Restricted Stock. Until [Restriction Date], the shares of Restricted Stock may not be transferred, sold, pledged, exchanged, assigned or otherwise encumbered or disposed of by the Grantee; provided, however, that all of the shares of Restricted Stock shall immediately become transferable in the event of a “Change of Ownership Control.” For purposes of this paragraph, a “Change of Ownership Control” means any sale of all or substantially all of the Company’s assets, or any merger, consolidation, or stock sales that results in the holders of the Company’s capital stock immediately prior to such transaction owning less than 50% of the voting power of the Company’s capital stock immediately after such transaction.

b. Vesting. The Restricted Stock shall be fully vested and nonforfeitable as of the Date of Grant.

3. Rights of a Stockholder. From and after the Date of Grant and for so long as the Restricted Stock is held by or for the benefit of the Grantee, the Grantee shall have all the rights of a stockholder of the Company with respect to the Restricted Stock, including, but not limited to, the right to receive dividends and the right to vote such shares.

4. Certificates. Restricted Stock granted herein may be evidence in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, then the Company shall retain physical possession of the certificate.

5. Legends. All certificates representing any of the shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THE SHARES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

6. Tax Consequences. Set forth below is a brief summary as of the Date of Grant of certain United States federal tax consequences of the award of the Restricted Stock. THIS SUMMARY DOES NOT ADDRESS SPECIFIC STATE, LOCAL OR FOREIGN TAX CONSEQUENCES THAT MAY BE APPLICABLE TO GRANTEE. GRANTEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT REGULATIONS, GRANTEE IS ADVISED THAT, UNLESS OTHERWISE EXPRESSLY INDICATED, ANY FEDERAL TAX ADVICE CONTAINED IN THIS RESTRICTED STOCK AGREEMENT WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING TAX-RELATED PENALTIES UNDER THE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TAX-RELATED MATTERS ADDRESSED HEREIN.

The Grantee shall recognize ordinary income at the Date of Grant in an amount equal to the fair market value of such shares on each such date and the Company shall be required to collect all the applicable withholding taxes with respect to such income. The obligations of the Company under the Plan are conditioned on Grantee making arrangements for the payment of any such taxes, and in this regard Grantee agrees that (i) the Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with the grant described herein, and (ii) unless Grantee has provided funds to the Company as of the Date of Grant, the Company shall reduce the number of shares of Restricted Stock that would have otherwise been delivered to Grantee by a number of shares of Restricted Stock having a fair market value equal to the amount required to be withheld.

7. Termination of this Agreement. Upon termination of this Agreement, all rights of the Grantee hereunder shall cease.

8. Miscellaneous.

a. Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Grantee either at his address herein below set forth or such other address as he may designate in writing to the Company, or to the Company to the attention of the Chief Financial Officer, at the Company’s address or such other address as the Company may designate in writing to the Grantee.

b. Failure to Enforce Not a Waiver. The failure of the Company or the Grantee to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

c. Governing Law. This Agreement shall be governed by and construed according to the laws of the State of California without giving effect to the choice of law principles thereof.

d. Amendments. This Agreement may be amended or modified at any time by an instrument in writing signed by the Parties.

e. Agreement Not a Contract of Employment. Neither the grant of Restricted Stock, this Agreement nor any other action taken in connection herewith shall constitute or be evidence of any agreement or understanding, express or implied, that the Grantee is an employee of the Company or any subsidiary of the Company.

f. Entire Agreement; Plan Controls. This Agreement and the Plan contain the entire understanding and agreement of the Parties concerning the subject matter hereof, and supersede all earlier negotiations and understandings, whether written or oral, between the Parties with respect thereto. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Grantee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

g. Captions. The captions and headings of the sections and subsections of this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

h. Counterparts. This Agreement may be executed in counterparts, each of which when signed by the Company or the Grantee will be deemed an original and all of which together will be deemed the same agreement.

i. Assignment. The Company may assign its rights and delegate its duties under this Agreement. If any such assignment or delegation requires consent of any state securities authorities, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Grantee, his heirs, executors, administrators, successors and assigns.

j. Severability. This Agreement will be severable, and the invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any invalid or unenforceable term or provision, the Parties intend that there be added as a part of this Agreement a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

TUMBLEWEED COMMUNICATIONS CORP.

By

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement.

__________
Number of Shares

Address

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